Annexure

                                 SHARE CERTIFICATE

            Vanadium and Magnetite Exploration and Development Co (SA)
                 (Incorporated in the Republic of South Africa)
                       REG No. 1996/01721/07

Registered Officer:                                     Postal address:
48 7th Avenue                                            P O Box 1712
EDENVALE                                                BEDFORDVIEW
1609                                                    2008

This is to certify that the undermentioned is the registered proprietor of fully paid up shares as shown below in the capital of the above Company, subject to the memorandum and articles of association

NAME                 CLASS OF   NOMINAL                                    No. of
AND ADDRESS            SHARE    AMOUNT    REF. NO.    DATE    CERT. No.    SHARES

Continental Capital
  Limited             ordinary   R 1.000000   T5   15/04/2009     8         2667
Level 3
1 Havlock Street
West Perth
Australia

Given on behalf of the company at EDENVALE - JOHANNESBURG on April 2009

                                               /s/Glen R Gamble
--------------------------                    ------------------------------
    Secretary                                         Directors




Annexure

                              SHARE CERTIFICATE

Certificate No.                                        No. of Shares
      6                                                     2667

             VANADIUM AND MAGNETITE EXPLORATION AND DEVELOPMENT CO
                               1996/017215/07

                             THIS IS TO CERTIFY            [NON RESIDENT}

That PINNACLE RESOURCES INCORPORATED                      CANCELLED X
Of 9600 E ARAPAHOE #260 ENGLEWOOD CO USA 80112
Is the Registered Proprietor of 2667 Ordinary (PV)

                             Fully paid shares of $ 1.00

Each numbered as per margin inclusive, is the above-name Company, Subject to the Memorandum and Articles of Association and the Rules and Regulation

Given at Johannesburg
This day of 13 January 2003
                                            ---------------------------
                                                     Director

-----------------------------               ---------------------------
Secretary                                            Director



Annexure

                              SHARE CERTIFICATE

Certificate No.                                        No. of Shares
      7                                                   16 000

          VANADIUM AND MAGNETITE EXPLORATION AND DEVELOPMENT (PTY) LTD
                               1996/017215/07

                             THIS IS TO CERTIFY       [NON RESIDENT}

That PINNACLE RESOURCES INCORPORATED                  CANCELLED X
Of 9600 E ARAPAHOE #260 ENGLEWOOD CO USA 80112
Is the Registered Proprietor of 2667 Ordinary (PV)

                             Fully paid shares of $ 1.00

Each numbered as per margin inclusive, is the above-name Company, Subject to the Memorandum and Articles of Association and the Rules and Regulation

Given at Johannesburg
This day of 17 October 2005                 Glen R. Gamble
                                            --------------------------
                                            Director

-----------------------------               --------------------------
Secretary                                   Director



Annexure

        Vanadium and Magnetite Exploration and Development Co
               REGISTRATION NO.: 1996/017215/07

RESOLUTION PASSED BY THE DIRECTOSR AT EDENVALE ON 15 APRIL, 2009

IT WAS RESOLVED THAT

  TRANSFER OF SHARE

    The following share transfer is approved:

TRANSFEROR                  TRANSFEREE                             QTY
Pinnacle Resources Inc      Continental Capital Limited            2667

There being no further business the meeting was terminated

Jan Hendrik Becker            /s/Jan Hendrik Becker
                              ------------------------
Glen Ray Gamble               /s/ Glen R Gamble
                              ------------------------
Permuell Mpapa Maduna
                              ------------------------



     Vanadium and Magnetite Exploration and Development Co
                   (SA) PTY) LTD

              REGISTRATION NO.: 1996/017215/07

RESOLUTION BY THE SHAREHOLDER AT EDENVALE ON 15 APRIL , 2009

IT WAS RESOLVED THAT

1. The allotment of 16 000 ordinary shares dated 17 October 2005 in the name of Pinnacle Resources Incorporated by Share Certificate no. 7 where not done according to the requirements of the Companies Act and therefore this allotment is herewith cancelled and revoked;

2. Basson & Webmeyer are hereby instructed and authorized to withdraw such allotment and to execute the cancellation of share certificate no. 7 in favor of Pinnacle Resources Incorporated issued in terms of the unauthorized allotment;

3. We hereby authorize and instruct the accountants of the company to reverse the entry in the books and records of the company by writing the issued shares back to the loan account.

There being no further business the meeting was terminated

/s/Glen R Gamble
------------------------
On Behalf of:
PINNACLE RESOURCES INCORPORATED


------------------------
On Behalf of:
CORRIDOR MINING RESOURCES (PTY) LTD




To:   The Board of Directors
      Vanadium and Magnetics Exploration and Development (Pty) Ltd (the
        Company)
      Plot 63 First Road, Bredell, Kempton Park 1623

From:  Dr. Jan Beck
       #42 Malabor Road
       Lynwood Lynn, Pretoria
       South Africa 0081

Date:  December 11, 2006

Dear Sirs,

RESIGNATION

Subject to the Share Sale Agreement dated December 11, 2006 (the
Agreement) entered into between Pinnacle Resources, Inc and Golden Falls Trading 565 (Pty) Ltd, I hereby tender my resignation from the Board of Directors of the Company with effect from the Closing Date as set forth in the Agreement.

Further I have no claims of whatever nature for compensation, directors fees, business expenses or any other amounts against the Company relating to or in connection with my appointment as a Director and/or in respect of services rendered by me to the Company. If such a claim were to arise then I hereby irrevocably and unconditionally waive and abandon any and all such claims.

Yours truly,

/s/Dr. Jan Becker
----------------------------
Dr. Jan Becker



To:   The Board of Directors
      Vanadium and Magnetics Exploration and Development (Pty) Ltd (the
Company)
      Plot 63 First Road, Bredell, Kempton Park 1623

From:  Glen R. Gamble
       12892 N. Sierra Circle
       Parker, Colorado
       USA 80138

Date:  December 11, 2006

Dear Sirs,

RESIGNATION

Subject to the Share Sale Agreement dated December 11, 2006 (the
Agreement) entered into between Pinnacle Resources, Inc and Golden Falls Trading 565 (Pty) Ltd, I hereby tender my resignation from the Board of Directors of the Company with effect from the Closing Date as set forth in the Agreement.

Further I have no claims of whatever nature for compensation, directors fees, business expenses or any other amounts against the Company relating to or in connection with my appointment as a Director and/or in respect of services rendered by me to the Company. If such a claim were to arise then I hereby irrevocably and unconditionally waive and abandon any and all such claims.

Yours truly,

/s/Glen R Gamble
----------------------------
Glen R Gamble




       Vanadium and Magnetic Exploration and Development Co (SA)
                   REGISTRATION NO. 1996/017215/07

RESOLUTION PASSED BY THE DIRECTORS on 11 DECEMBER 2006

RESOLVED THAT:

DIRECTORATE:

It is noted that
  Jan Hendrik Becker
  Glen Ray Gamble

Resigned as directors of the company

/s/Jan Hendrik Becker
----------------------------------------





         Vanadium and Magnetic Exploration and Development Co (SA)
                   REGISTRATION NO. 1996/017215/07

RESOLUTION PASSED BY THE DIRECTORS on 11 DECEMBER 2006

RESOLVED THAT:

DIRECTORATE:

It is noted that
  Jan Hendrik Becker
  Glen Ray Gamble

Resigned as directors of the company

/s/Glen R Gamble
----------------------------------------